BlackRock FundsSM

Supplement Dated March 26, 2009 to the
Hilliard Lyons Share Class Prospectus Dated January 28, 2009

        The second sentence of the second paragraph in the section titled “Management of the Funds - BlackRock” found on page 20 is hereby deleted and replaced with the following to correct the name of the sub-adviser.

BlackRock Institutional Management Corporation (“BIMC”), an affiliate of BlackRock, acts as sub-adviser to each Fund.